ASSIGNMENT AND SECURITY AGREEMENT

         THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1 day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation (the "Secured Party") and LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK").

                                                     RECITALS:

         A. LASIK and Secured Party have executed and delivered that certain Contribution Agreement dated effective September 1, 1999, between and among
LASIK, Secured Party, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company (the "Debtor"), Prime Medical Services, Inc., a Delaware corporation ("PMSI"), Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement"), and Debtor and Secured Party have executed and delivered that certain Loan Agreement, dated September ____, 1999 (the "Loan Agreement"), pursuant to which Secured Party agrees to make certain loans to Debtor on the terms and subject to the conditions provided therein.

     B. Secured Party has requested that LASIK pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any obligations arising under loans made pursuant to the Loan Agreement.

         C. LASIK desires to enter into this Agreement as a material inducement to Secured Party's extension of credit under the Loan Agreement.

                                                    AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which LASIK acknowledges, LASIK and Secured Party agree as follows:

                                                     ARTICLE I
                                        COLLATERAL AND SECURED OBLIGATIONS

     1.1 Grant of Security Interest. LASIK hereby assigns, transfers, and pledges to Secured Party, and LASIK hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"): --------------------------

     (a) Interest in Subsidiary. All ownership interests of LASIK in Debtor, whether now existing or hereafter acquired and including, without limitation, that certain 40% membership interest in Debtor; ----------------------

          (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of LASIK now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which LASIK is now or may hereafter become entitled to receive with respect to any Collateral described in (a) -------- above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which LASIK becomes entitled to receive or shall receive as a result of its ownership of any other
Collateral: (i) any stock or other ownership certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination, stock split, reverse stock split, or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

          (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b) or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment. --------

The security interest in the Collateral hereby granted by LASIK to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

          1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"): -----------

          (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any other obligations) under and pursuant to the Loan Agreement and each promissory note (collectively, the "Note") issued pursuant to the Loan Agreement; and

          (b) All liabilities and obligations of LASIK to Secured Party, PMSI or any Prime Indemnified Parties (as defined in the Contribution Agreement) under and pursuant to the Contribution Agreement or this Agreement.

                                   ARTICLE II
        LASIK'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

         LASIK hereby represents and warrants to Secured Party as follows:

          2.1 Ownership of Collateral. LASIK has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement. -----------------------

          2.2 Power & Authority. LASIK has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.
     -----------------

          2.3 No Agreements. The Interests are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement. -------------

          2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which LASIK or the issuer thereof is bound. Except as expressly provided otherwise in the Contribution Agreement or any Transaction Document (as therein ---------- defined), no restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                                    ARTICLE III
                                   LASIK'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1  Solvency of LASIK.  As of the date  hereof,  (i) LASIK is solvent;
(ii) the fair saleable value of LASIK's assets exceeds its liabilities (both fixed and contingent); (iii) LASIK has sufficient capital to satisfy all of LASIK's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of LASIK, either in a proceeding brought by LASIK or in a proceeding brought against LASIK; (v) LASIK is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by LASIK or a petition filed by a third party seeking relief against LASIK; and (vi) LASIK has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief.

          3.2 Authority and Compliance. LASIK has full power and authority to enter into this Agreement. LASIK has full power and authority to enter into and perform its obligations under each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement or any Other Agreement. LASIK is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject. ------------------------

          3.3 Binding Agreement. This Agreement and each Other Agreement constitute valid and legally binding obligations of LASIK, in accordance with their terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally. -----------------

          3.4 Litigation. There are no proceedings pending or, to the knowledge of LASIK, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of LASIK or upon LASIK's ability to perform its obligations under this Agreement or any Other Agreement. ----------

          3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on LASIK or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement or any Other Agreement. -------------------------

          3.6 Ownership of Assets. LASIK has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances. -------------------

          3.7 Taxes. LASIK has filed all tax returns required to be filed by LASIK.
                                                    ARTICLE IV
                                   LASIK'S COVENANTS WITH RESPECT TO COLLATERAL

         LASIK covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

          4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, LASIK covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with LASIK's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank.
     -------------------------------------------

         4.2 Further Assurances. LASIK will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by LASIK shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by LASIK, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by LASIK and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. LASIK will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

          4.5 Liens. Neither LASIK nor any person acting on LASIK's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party. -----

          4.6 Matters or Occurrences Affecting Collateral or this Agreement. LASIK will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.
     -------------------------------------------------------------

          4.7 Agreements Pertaining to Collateral. LASIK will not transfer any voting rights pertaining to the Collateral to any person or entity.
     -----------------------------------

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, LASIK will not consent to or approve of the issuance of (i) any additional interests or shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          4.9 Restrictions on Securities. LASIK will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, LASIK will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Interests unless -------------------------- consented to in writing by Secured Party.

                                                     ARTICLE V
                                           LASIK'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, LASIK covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against LASIK and of any condition, event or act which comes to its attention that would or might have a material adverse effect on LASIK's financial condition.

                                                    ARTICLE VI
                                                NEGATIVE COVENANTS

         Until payment and performance of all Obligations, LASIK covenants and agrees that LASIK will not, without the prior written consent of Secured Party grant, suffer, or permit liens on, or security interests in, the Collateral.


                                                    ARTICLE VII
                                               DEFAULT AND REMEDIES

          7.1 Events of Default.  An Event of Default  (herein so called)  shall
     exist  if  any  one  or  more  of  the   following   events   shall  occur:
     -----------------

          (a) The failure of Debtor to pay any amount required to be paid under the Loan Agreement or any Note (including, without limitation, principal, interest and fees due thereunder) within ten (10) calendar days after such amount is due;

          (b) The failure of LASIK to pay any Obligation described in Section 1.2(b) within ten (10) calendar days after such amount is due (and, if applicable under the terms of any contractual agreement creating or governing such Obligation, after the expiration of any cure period expressly required);

                  (c)      LASIK's breach of a covenant in this Agreement;

          (d) Any representation or warranty made by LASIK in this Agreement shall be false or materially misleading, as determined in the reasonable discretion of Secured Party;

          (e) Any event of default shall occur under the terms of the Loan Agreement and shall not be cured within the time expressly provided for with respect thereto in the Loan Agreement;

                  (f) If LASIK or Debtor, or any other party obligated to pay any portion of the Obligations: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due and Secured Party, in good faith, determines that such event or condition could lead to a material impairment of the Collateral, or any part thereof, or of any other payment security for any of the Obligations; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon, or any claim against or affecting, any property of such party; or (vi) fails to pay within ninety (90) days any final money judgment against such party; or

          (g) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty
     (30) days after the filing thereof, or an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

          7.2  Secured  Party's  Remedies.  Upon the  occurrence  of an Event of
     Default:

          (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of LASIK, either in Secured Party's own right or in the name of LASIK and in the same manner and to the same extent that LASIK might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of LASIK arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral;
(ii) take possession of the books, papers, chattel paper, documents of title, and accounts of LASIK, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (LASIK hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as LASIK's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against LASIK and all persons and corporations lawfully claiming by or through or under LASIK. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in any type of offering which complies with, or is exempt from the registration requirements of, the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

          (d) Not in limitation of any other provision of this Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Contribution Agreement, the Loan Agreement or any Note; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to LASIK. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against LASIK under, or for the performance of, the Contribution Agreement, the Loan Agreement and any Note, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

          7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due. --------------------------

                                                   ARTICLE VIII
                                              RIGHTS OF SECURED PARTY

          8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of LASIK, in respect to any of the Collateral or agreements pertaining thereto. -----------

         8.2 Secured Party Appointed Attorney-in-Fact. LASIK hereby appoints Secured Party as attorney-in-fact of LASIK, with full authority in the place and stead of LASIK and in the name of LASIK, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

          8.3 Performance by Secured Party. If LASIK fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by LASIK under
     Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of LASIK contained herein, and any such performance by Secured Party shall be ---------------------------- wholly discretionary with Secured Party.

          8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights ----------------------- pertaining to any Collateral.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of LASIK arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of LASIK in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LASIK SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY AND ITS SUBSIDIARIES, AND EACH OF THEIR OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS,
DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY ACT OR
OMISSION OF SECURED PARTY, OR ANYONE ACTING ON BEHALF OF SECURED PARTY, IN CONNECTION WITH THE COLLATERAL, INCLUDING WITHOUT LIMITATION ANY MARKET FLUCTUATIONS IN THE COLLATERAL AS A RESULT OF SECURED PARTY'S SALE OF, OR FAILURE TO SELL, THE INTERESTS AT ANY PARTICULAR TIME WHEN IT HAS THE RIGHT TO DO SO. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

          8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of LASIK, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's
     Security          Interest          under          this          Agreement.
     ----------------------------------------------------------

         8.7 Right of Secured Party to Prevent or Remedy Default. If LASIK shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by LASIK under any Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by LASIK or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by LASIK, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of LASIK as Secured Party in its sole discretion deems necessary for any such purpose.

          8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned. ------------------------

          8.9. Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party. --------

         8.10 LASIK's Waivers. LASIK waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.11 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. LASIK waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and LASIK agrees that Secured Party shall have no duty or obligation to LASIK to apply to the Obligations any such other security or proceeds thereof.

                                                    ARTICLE IX
                                                   MISCELLANEOUS

          9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.
     -----------------------------


         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to LASIK their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

            Secured Party:             1301 Capital of Texas Hwy., Suite C-300
                                       Austin, Travis County, Texas 78746
                                       Attn: President

                  with copy to:        Timothy L. LaFrey, Esq.
                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       1900 Frost Bank Plaza
                                       816 Congress Avenue
                                       Austin, Texas 78701

                  LASIK:               LASIK Investors, L.L.C.
                                       4800 North 22nd Street
                                       Phoenix, Arizona  85016

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of LASIK if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of LASIK.

          9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by LASIK shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by LASIK ------ shall operate as a waiver of any other or further exercise of such right or power of any further default.

          9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and LASIK shall be closed at any time, shall be equally applicable to any new transactions thereafter.
     --------------------

          9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply. -----------

          9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in ------------- writing by Secured Party.

          9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. LASIK acknowledges that Secured Party intends to make a collateral assignment of its rights under this Agreement for the benefit of one or more of its lenders. LASIK may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.
     --------------------------------------

          9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ---------------

          9.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTE AND THE CONTRIBUTION AGREEMENT (AND THE OTHER AGREEMENTS CONTEMPLATED THEREIN) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ----------------

                                             [Signature page follows]

                                SIGNATURE PAGE TO
                                 ASSIGNMENT AND
                               SECURITY AGREEMENT

         EXECUTED this ___ day of September, 1999.

DEBTOR:                                         LASIK Investors, L.L.C.


                                           By:  /s/ Ronald W. Barnet, M.D.
                                                Ronald W. Barnet, M.D., manager


                                           By:  /s/ David D. Dulaney, M.D.
                                                David D. Dulaney, M.D., manager



SECURED PARTY:                                   Prime Medical Operating, Inc.

                                           By: /s/ Cheryl Williams

                                           Name:Cheryl Williams

                                           Title:Treasurer